                                                                    EXHIBIT 10.5

(Translation)

                            Retirement Pension Rules

                                       of

                                  TEKELEC LTD.

                              - Main Provisions -

                         Chapter 1.  General Provisions


(Purpose)

Article 1. The purpose of Main Provisions (hereinafter "this rule") is to establish the pension plan (hereinafter called "the Plan") for the regular employees (hereinafter called "the employees") of TEKELEC Ltd. (hereinafter called the "Company") and to contribute to stabilization of their or their bereaved family members' livelihoods.

(Prohibition of Discriminative Treatment)

Article 2. Under the Plan, the Company shall not discriminate against any employees improperly.


                           Chapter 2.  Participation

(Range of Application)

Article 3.       This rule shall be applicable to all the employees except;

                 (1)      Directors;

                 (2)      Supernumerary employees;

                 (3)      Day Laborers;

                 (4) Temporary employees who are employed temporarily for a fixed period;

                 (5) Employees whose number of expected service years until normal retirement is less than three years;

                 (6)      Part-time workers.

(Eligibility)

Article 4. The employees who fall under the preceding Article 3 except these listed (1)-(6) shall be entitled to participate in the Plan when their period of service have reached six full months.

(Time of Participation)

Article 5. The eligible employees shall participate in the Plan from January 1 next following the date when they become eligible.




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
                              Chapter 3.  Benefits

Section 1.       General Provisions

(Types of Benefits)

Article 6.       The types of benefits available under the Plan are as follows:

                 (1)      Retirement Annuity;

                 (2)      Retirement Lump Sum; and

                 (3)      Survivor's Lump Sum

(Date of Benefit Payment)

Article 7.       1.       The annuity shall be paid on the 10th of February,
                          May, August and November, covering annuities of the respective previous months.

                 2. Any lump-sum benefit shall be paid by the end of the month next following the month when the Company receives the documents stipulated in Article 26.

(Method of Benefit Payment)

Article 8. The annuity and lump-sum benefits shall be remitted to the financial institution designated by the beneficiary in advance.

(Payment of Unpaid Benefit)

Article 9. If an annuitant dies and there is a benefit which should have been paid but not yet paid, it shall be paid to his/her bereaved family member. (If the bereaved family member dies, it will be paid to the next-order bereaved family member. The same shall apply so on.)

(Adjustment of Overpayment)

Article 10. If an annuitant dies and the annuity is overpaid because of a bereaved family member's delay of procedures etc., the overpayment shall be adjusted by subtracting the overpaid amount from the annuity payable to the bereaved family member.




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
(Range of Bereaved Family Members and Order for Benefit Payment)

Article 11. The range of bereaved family members and the order for benefit payments in this rule shall conform to Article 42 through
                 Article 45 of the Labor Standards Law Enforcement Rule. If the number of heirs in the same order is plural, the retirement benefit shall be paid to the eldest heir as a representative.

(Restriction of Payment)

Article 12. The benefit stipulated in this rule shall not be paid to participants dismissed in disgrace.

(Disposal of Fraction)

Article 13. If there is any fraction less than 100 yen in the amount of benefits stipulated in this rule, the fraction shall be regarded as 100 yen.




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
(Lump-Sum Payment of Annuity)

Article 14.      1.       If a participant who is entitled to receive a
                          retirement annuity or an annuitant who is receiving an annuity (hereinafter jointly called "the vested person") wishes a lump-sum payment of the retirement annuity for one of the following reasons and if the Company approves it, a lump sum shall be paid in place of the retirement annuity.

                          Provided that, except the following items (1) and
                          (2), the request for a lump-sum payment shall be available within 3 years of the commencement of annuity payments.

                          (1)     Disaster and/or natural calamity;

                          (2) Serious disease, or serious mental or bodily injury accompanied by after-effects (including those which occur with the relative living together, or the relative's death);

                          (3)     Acquisition of a dwelling house;

                          (4) Marriage or education of a relative (except a spouse) living together;

                          (5)     Repayment of debt; and

                          (6) Reasons comparable to any of the above-mentioned items (1) through (5).

                 2. If the vested person dies and his/her bereaved family member wishes a lump-sum payment of the retirement annuity, a lump sum shall be paid in place of annuity payments.

                 3. If the monthly amount of the annuity is 10,000 yen or less, a lump-sum shall be paid in place of annuity payments.

                 4. The amount of lump-sum for any of the above mentioned purpose in this article shall be equivalent to the present value of the annuity which shall be determined by the number of years and months remaining in the annuity payment - period.




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
Section 2.       Retirement Annuity

(Qualification for Benefit)

Article 15. If a participant with 20 years or more of service retires due to age limit, a retirement annuity shall be paid.

(Amount of Benefit)

Article 16. The monthly amount of the retirement annuity shall be as follows:

                 (Base earnings) x (Benefit rate of table 1)

(Period of Benefit Payment)

Article 17.      1.       The period of benefit payments shall be 10 years from
                          the month of retirement.

                 2. If the vested person dies prior to the expiration of the benefit payment period provided in the preceding paragraph, his/her bereaved family member shall receive the same amount of annuities for the remaining period.

Section 3.       Retirement Lump Sum

(Qualification for Benefit)

Article 18. If a participant falls under one of the following items, a retirement lump sum shall be paid to him/her. Provided that the participant who falls under a retirement annuity shall be excluded.

                 (1)      Age limit retirement with 3 years or more of service.

                 (2) Termination on the Company's request with 3 years or more of service.

                 (3)      Voluntary termination with 3 years or more of service.

(Amount of Benefit)

Article 19.      The amount of the retirement lump sum shall be as follows:

                 (1)      In case of Article 18 - (1) or (2)

                          (Base earnings) x (Benefit rate of table 2)

                 (2)      In case of Article 18 - (3)

                          (Base earnings) x (Benefit rate of table 3)

Section 4.       Survivor's Lump Sum

(Qualification for Benefit)

Article 20. If a participant with 3 years or more of service dies before age limit, a survivor's lump sum shall be paid to his/her bereaved family member.

(Amount of Benefit)

Article 21.      The amount of the survivor's lump sum shall be as follows:

                 (Base earnings) x (Benefit rate of table 2)




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
                            Chapter 4.  Contribution


(Payment of Premium)

Article 22. In order to reserve the funds for benefit payments stipulated in this rule, the Company shall pay all the premiums computed on the proper actuarial basis for group annuity mathematics.

(Discontinuance of Payment)

Article 23. If a participant is ordered to be suspended from his/her duties, the Company shall discontinue the premium payment for the said participant (excluding the premiums for amortizing the past service liabilities etc., and those survivor's lump-sum benefits stipulated in Article 21) from the month next following his/her suspension to the month of his/her reinstatement to the Company.




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
                         Chapter 5.  Operation of Plan


(Operation of Plan)

Article 24. In order to operate the Plan, the Company shall conclude a qualified group annuity insurance contract which meets the requirements stipulated in Article 159 of Enforcement Ordinance for Corporate Tax Law with the following corporation:

                    The Meiji Mutual Life Insurance Company

                        Chapter 6.  Miscellaneous Rules


(Prohibition of Transfer of Vested Right)

Article 25. The vested right under the Plan shall not be transferred nor be put up as security.

(Report)

Article 26.      1.       A participant who is entitled to receive a benefit
                          under the Plan shall submit the following documents.

                          (1)     Report on address, name and seal impression;

                          (2) Report on method of receiving annuity or lump sum;

                          (3)     Certificate for the vested person;

                          (4) Necessary documents stipulated in Income Tax Law; and

                          (5) Any documents which the Company considers necessary.

                 2. In the case where there are any changes in reports or documents submitted according to the preceding paragraph, any change shall be immediately made known.

(Computation of Service Years)

Article 27.      1.       The method to compute service years under this rule
                          shall be as follows:

                          (1) The service years by which to determine the qualification to receive the benefit shall be the total number of years from the date of employment until the date of retirement, termination or death. If there should be any fraction less than one year, the fraction shall be discarded.

                          (2) The service years by which to determine the amount of benefits shall be the total number of years and months from the date of employment until the date of retirement, termination or death. If there should be any fraction less than one month, the fraction shall be discarded.




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
                 2. The following period shall not be totalled into the service years provided in the preceding paragraph:

                          (1)     Service years after normal retirement age.

                          (2)     Suspended period from the office

                 3. The following period shall be totalled into the service years provided in the first paragraph of this Article.

                          (1)     The period of probation

(Base Earnings)

Article 28.      1.       The base earnings under this rule shall be the
                          regular salary (Honkyu) in the basis salary
                          (Kihonkyu) stipulated in Article 12 of the salary rules of the Company.

                 2. The base earnings which is the basis of premium computation shall be the basic salary as of every January 1, and shall be applicable until next January.

                          The base earnings to compute the amount of benefits shall be the one at the time of retirement, termination or death.

(Amendment or Termination of the Plan)

Article 29.      1.       The Plan can be partially/totally amended or
                          terminated according to the changes in economic conditions, developments in social security system or other reasons.

                 2. If the Plan is terminated, the premium reserve under the group annuity insurance contract shall be distributed to each participant on the day of termination of the Plan. Provided that the premium reserve necessary for benefit payments to the annuitants shall not be distributed, and the annuity shall be paid continuously to the said annuitants.

                                   --- Supplementary Provisions 1 ---

(Effective Date)

Article 1. The Main Provisions of the Plan shall be effective as of January 1, 1990.




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
(Interim Measures)

Article 2. Notwithstanding Article 5 of the Main Provisions, all the employees who are eligible on the effective date under Article 4 of the Main Provisions shall participate in the Plan on the effective date.

                       --- Supplementary Provisions 2 ---

                         Director's Pension Provisions

(Purpose)

Article 1. Notwithstanding Article 3 item (1) of the Main Provisions, the purpose of these Director's Pension Provisions is to establish the Director's Pension Plan for the retired full-time directors of Tekelec Ltd. in order to contribute to their and their bereaved family members' financial security.

(Operation of the Plan)

Article 2. In order to operate the Director's Pension Plan, the Company shall conclude a New Corporate Annuity Contract with the legally-approved fiduciary institution for a corporate annuity insurance, in addition to the qualified group annuity insurance contract for regular employees stipulated in Article 24 of the Main Provisions.

(Survivor's Lump Sum)

Article 3. Notwithstanding the preceding Article, Survivor's Lump Sum for the director's survivors shall be paid by the Company in accordance with the Main Provisions. (The New Corporate Annuity Insurance Contract with the legally-approved fiduciary institution for a corporate annuity insurance shall not provide the Survivor's Lump Sum.)

(Base Earnings)

Article 4. Notwithstanding Article 28 of the Main Provisions, the base earnings for a Director shall equal the highest amount of monthly remuneration received during his or her term in office as a director, except when the monthly remuneration of a Director has been reduced by a resolution of the Board of Directors as a result of the adjudged performance of such Director, in which case such lower monthly remuneration shall be the base earnings of such Director for the purposes of this Article. Monthly remuneration is defined as the sum of all types of fixed monthly compensation paid to a Director by Tekelec Ltd.

(Effective Date)

Article 5. The Director's Pension Provisions shall be effective as of January 1, 1994.

                               Benefit Rate Table


Service                           Table 1                           Table 2                           Table 3
 Years
-------                          ---------                         ---------                         ---------
   1
   2
   3                                                                  3.15                             0.945
   4                                                                  4.20                             1.260
   5                                                                  5.25                             2.625

   6                                                                  6.30                             3.150
   7                                                                  7.35                             3.675
   8                                                                  8.40                             4.200
   9                                                                  9.45                             4.725
  10                                                                 12.00                             7.200

  11                                                                 13.20                             7.920
  12                                                                 14.40                             8.640
  13                                                                 15.60                             9.360
  14                                                                 16.80                            10.080
  15                                                                 18.00                            12.600

  16                                                                 19.20                            13.440
  17                                                                 20.40                            14.280
  18                                                                 21.60                            15.120
  19                                                                 22.80                            15.960
  20                              0.2575                             24.00                            19.200

  21                              0.2720                             25.35                            20.280
  22                              0.2865                             26.70                            21.360
  23                              0.3010                             28.05                            22.440
  24                              0.3154                             29.40                            23.520
  25                              0.3299                             30.75                            27.675

  26                              0.3444                             32.10                            28.890
  27                              0.3589                             33.45                            30.105
  28                              0.3734                             34.80                            31.320
  29                              0.3878                             36.15                            32.535
  30                              0.4023                             37.50                            33.750

  31                              0.4184                             39.00                            39.000
  32                              0.4345                             40.50                            40.500
  33                              0.4506                             42.00                            42.000
  34                              0.4667                             43.50                            43.500
  35                              0.4828                             45.00                            45.000

  36                              0.4881                             45.50                            45.500
  37                              0.4935                             46.00                            46.000
  38                              0.4989                             46.50                            46.500
  39                              0.5042                             47.00                            47.000
  40                              0.5096                             47.50                            47.500

Note

Computation method of benefit rate in case that there should be any fractional months less than 1 year is as follows;

Benefit rate for the participant with A years and B months of service

=        (Benefit rate corresponding to A years of service)
         +       (Benefit rate corresponding to (A+1) years of service
               -        Benefit rate corresponding to A years of service) x B/12

(Table 1)
If there is any fraction in five or more decimal places, the fraction of 5 or more in five decimal places shall be counted as 10, and the fraction of less than 5 shall be disregarded. Therefore, the benefit rate shall be computed down to four decimal places.

(Table 2)
If there is any fraction in three or more decimal places, the fraction of 5 or more in three decimal places shall be counted as 10, and the fraction of less than 5 shall be disregarded. Therefore, the benefit rate shall be computed down to two decimal places.

(Table 3)
If there is any fraction in four or more decimal places, the fraction of 5 or more in four decimal places shall be counted as 10, and the fraction of less than 5 shall be disregarded. Therefore, the benefit rate shall be computed down to three decimal places.

                                   Appendix

 Rate of Present Value to Compute Lump-Sum Settlement in Lieu of Annuity Payment

                                No. of Months

                        0             1             2             3             4             5
   No. of Years
         0                 0        0.9966        1.9931        2.9897        3.9730        4.9564

         1           11.7225       12.6671       13.6117       14.5563       15.4883       16.4204

         2           22.8338       23.7292       24.6245       25.5199       26.4034       27.2868

         3           33.3658       34.2145       35.0632       35.9119       36.7493       37.5867

         4           43.3488       44.1533       44.9577       45.7622       46.5559       47.3497

         5           52.8114       53.5740       54.3365       55.0990       55.8513       56.6037

         6           61.7807       62.5034       63.2261       63.9489       64.6621       65.3752

         7           70.2823       70.9674       71.6525       72.3376       73.0135       73.6895

         8           78.3408       78.9901       79.6394       80.2889       80.9296       81.5703

         9           85.9791       86.5946       87.2101       87.8256       88.4330       89.0403

        10           93.2192

                        6             7             8             9            10             11
   No. of Years
         0            5.9397        6.9099        7.8802        8.8504        9.8078       10.7651

         1           17.3525       18.2722       19.1918       20.1115       21.0189       21.9264

         2           28.1703       29.0420       29.9138       30.7855       31.6456       32.5057

         3           38.4241       39.2504       40.0767       40.9030       41.7183       42.5335

         4           48.1434       48.9266       49.7098       50.4930       51.2658       52.1366

         5           57.3561       58.0984       58.8408       59.5832       60.3157       61.0482

         6           66.0884       66.7921       67.4957       68.1994       68.8937       69.5880

         7           74.3655       75.0324       75.6994       76.3664       77.0246       77.6827

         8           82.2110       82.8432       83.4755       84.1077       84.7315       85.3553

         9           89.6476       90.2469       90.8461       91.4453       92.0367       92.6279

        10